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                     VAN KAMPEN REAL ESTATE SECURITIES FUND
    SUPPLEMENT DATED AUGUST 28, 1998 TO THE PROSPECTUS DATED APRIL 30, 1998,
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998.

    The prospectus, as previously supplemented, is being further amended and supplemented to reflect the Board of Trustees appointment of Morgan Stanley Asset Management Inc. ("MSAM") as Subadviser to the Fund effective October 1, 1998. The addition of MSAM will not impact the Fund's portfolio management team or the day to day management of the Fund and will not result in any increase of the Fund's expenses. The Prospectus is amended and supplemented as follows:

    The section of the Prospectus captioned "Prospectus Summary" is hereby amended with the following:

    INVESTMENT ADVISERS. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.

    The first and second paragraphs of the section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" is hereby supplemented with the following:

    ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed on average daily net assets of the Fund at the annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by most other mutual funds but the Fund's Trustees believe it is justified by the special international nature of the Fund and its asset allocation features and it is not necessarily higher than the fees charged by certain mutual funds with an investment objective and investment policies similar to those of the Fund. Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include shareholder service agency fees, service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Investor Services, Van Kampen or Morgan Stanley Dean Witter & Co.), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fees and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.
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Pursuant to the Sub-advisory Agreement, the Subadvisory receives on an annual basis 50% of the compensation received by the Adviser.

    From time to time as the Adviser, the Subadviser or the Distributor may deem appropriate, they may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may be established.

    The section of the Prospectus captioned "INVESTMENT ADVISORY SERVICES" hereby is supplemented by adding the following:

    THE SUBADVISER. The Subadviser is a wholly-owned subsidiary of Morgan Stanley Group, Inc. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international equities and fixed income securities. At June 30, 1998, the Subadviser had, together with its affiliated investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $167 billion. The Subadviser is a leader in the real estate capital markets with 25 years of real estate financing experience. The Subadviser has dedicated over 200 employees worldwide to real estate securities research and market analysis and manages over $4 billion in private real estate investment partnerships. The Subadviser also draws upon the research capabilities of Morgan Stanley Group Inc. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.

                                                                  REAL  SPT  898